                                                                   EXHIBIT 10.16
                                                              Contract #: 800400

                                SERVICE AGREEMENT
                             FOR RATE SCHEDULE FT-1

This Service Agreement, made and entered into this 18th day of August, 1994, by and between TEXAS EASTERN TRANSMISSION CORPORATION, a Delaware Corporation (herein called "Pipeline") and COLONIAL GAS COMPANY (herein called "Customer", whether one or more),

                              W I T N E S S E T H:

      WHEREAS, there currently exists between Pipeline and Customer two service agreements under Rate Schedule FT-1 (Pipeline's Contract Nos. 330211 and 330916) which specify an MDQ of 52 dth and 52 dth, respectively; and

      WHEREAS, Pipeline and Customer desire to enter into one service agreement under Rate Schedule FT-1 which shall supersede the two existing Rate Schedule FT-1 service agreements; and

      WHEREAS, transportation rights under the new Rate Schedule FT-1 service agreement are consistent with the existing rights under the two existing Rate Schedule FT-1 service agreements it supersedes;

      NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, the parties do covenant and agree as follows:

                                    ARTICLE I

                               SCOPE OF AGREEMENT

      Subject to the terms, conditions and limitations hereof, of Pipeline's Rate Schedule FT-1, and of the General Terms and Conditions, transportation service hereunder will be firm. Subject to the terms, conditions and limitations hereof and of Pipeline's Rate Schedule FT-1, Pipeline agrees to deliver for Customer's account quantities of natural gas up to the following quantity:

                Maximum Daily Quantity (MDQ)                   104 dth

      Pipeline shall receive for Customer's account, at those points on Pipeline's system as specified in Article IV herein or available to Customer pursuant to Section 14 of the General Terms and Conditions (hereinafter referred to as Point(s) of Receipt) for transportation hereunder daily quantities of gas up to Customer's MDQ, plus Applicable Shrinkage. Pipeline shall transport and deliver for Customer's account, at those points on Pipeline's system as specified in Article IV herein or available to Customer pursuant to Section 14 of the General Terms and Conditions (hereinafter referred to as Point(s) of Delivery), such daily quantities tendered up to such Customer's MDQ.

                                SERVICE AGREEMENT
                             FOR RATE SCHEDULE FT-1
                                   (Continued)

      Pipeline shall not be obligated to, but may at its discretion, receive at any Point of Receipt on any day a quantity of gas in excess of the applicable Maximum Daily Receipt Obligation (MDRO), plus Applicable Shrinkage, but shall not receive in the aggregate at all Points of Receipt on any day a quantity of gas in excess of the applicable MDQ, plus Applicable Shrinkage. Pipeline shall not be obligated to, but may at its discretion, deliver at any Point of Delivery on any day a quantity of gas in excess of the applicable Maximum Daily Delivery Obligation (MDDO), but shall not deliver in the aggregate at all Points of Delivery on any day a quantity of gas in excess of the applicable MDQ.

      In addition to the MDQ and subject to the terms, conditions and limitations hereof, Rate Schedule FT-1 and the General Terms and Conditions, Pipeline shall deliver within the Access Area under this and all other service agreements under Rate Schedules CDS, FT-1, and/or SCT, quantities up to Customer's Operational Segment Capacity Entitlements, excluding those Operational Segment Capacity Entitlements scheduled to meet Customer's MDQ, for Customer's account, as requested on any day.

                                   ARTICLE II

                                TERM OF AGREEMENT

      The term of this Service Agreement shall commence on October 1, 1994 and shall continue in force and effect until 10/31/2012 and year to year thereafter unless this Service Agreement is terminated as hereinafter provided. This Service Agreement may be terminated by either Pipeline or Customer upon five (5) years prior written notice to the other specifying a termination date of any year occurring on or after the expiration of the primary term. Subject to
Section 22 of Pipeline's General Terms and Conditions and without prejudice to such rights, this Service Agreement may be terminated at any time by Pipeline in the event Customer fails to pay part or all of the amount of any bill for service hereunder and such failure continues for thirty (30) days after payment is due; provided, Pipeline gives thirty (30) days prior written notice to Customer of such termination and provided further such termination shall not be effective if, prior to the date of termination, Customer either pays such outstanding bill or furnishes a good and sufficient surety bond guaranteeing payment to Pipeline of such outstanding bill.

                                SERVICE AGREEMENT
                             FOR RATE SCHEDULE FT-1
                                   (Continued)

      THE TERMINATION OF THIS SERVICE AGREEMENT WITH A FIXED CONTRACT TERM OR THE PROVISION OF A TERMINATION NOTICE BY CUSTOMER TRIGGERS PREGRANTED ABANDONMENT UNDER SECTION 7 OF THE NATURAL GAS ACT AS OF THE EFFECTIVE DATE OF THE TERMINATION. PROVISION OF A TERMINATION NOTICE BY PIPELINE ALSO TRIGGERS CUSTOMER'S RIGHT OF FIRST REFUSAL UNDER SECTION 3.13 OF THE GENERAL TERMS AND CONDITIONS ON THE EFFECTIVE DATE OF THE TERMINATION.

      Any portions of this Service Agreement necessary to correct or cash-out imbalances under this Service Agreement as required by the General Terms and Conditions of Pipeline's FERC Gas Tariff, Volume No. 1, shall survive the other parts of this Service Agreement until such time as such balancing has been accomplished.

                                   ARTICLE III

                                  RATE SCHEDULE

      This Service Agreement in all respects shall be and remain subject to the applicable provisions of Rate Schedule FT-1 and of the General Terms and Conditions of Pipeline's FERC Gas Tariff on file with the Federal Energy Regulatory Commission, all of which are by this reference made a part hereof.

      Customer shall pay Pipeline, for all services rendered hereunder and for the availability of such service in the period stated, the applicable prices established under Pipeline's Rate Schedule FT-1 as filed with the Federal Energy Regulatory Commission, and as same may hereafter be legally amended or superseded.

      Customer agrees that Pipeline shall have the unilateral right to file with the appropriate regulatory authority and make changes effective in (a) the rates and charges applicable to service pursuant to Pipeline's Rate Schedule FT-1, (b) Pipeline's Rate Schedule FT-1 pursuant to which service hereunder is rendered or
(c) any provision of the General Terms and Conditions applicable to Rate Schedule FT-1. Notwithstanding the foregoing, Customer does not agree that Pipeline shall have the unilateral right without the consent of Customer subsequent to the execution of this Service Agreement and Pipeline shall not have the right during the effectiveness of this Service Agreement to make any filings pursuant to Section 4 of the Natural Gas Act to change the MDQ specified in Article I, to change the term of the agreement as specified in Article II, to change Point(s) of Receipt specified in Article IV, to change the Point(s) of Delivery specified in Article IV, or to change the firm character of the service hereunder. Pipeline agrees that Customer may protest or contest the aforementioned filings, and Customer does not waive any rights it may have with respect to such filings.

                                SERVICE AGREEMENT
                             FOR RATE SCHEDULE FT-1
                                   (Continued)

                                   ARTICLE IV

                  POINT(S) OF RECEIPT AND POINT(S) OF DELIVERY

      The Point(s) of Receipt and Point(s) of Delivery at which Pipeline shall receive and deliver gas, respectively, shall be specified in Exhibit(s) A and B of the executed service agreement. Customer's Zone Boundary Entry Quantity and Zone Boundary Exit Quantity for each of Pipeline's zones shall be specified in Exhibit C of the executed service agreement.

      Exhibit(s) A, B and C are hereby incorporated as part of this Service Agreement for all intents and purposes as if fully copied and set forth herein at length.

                                    ARTICLE V

                                     QUALITY

      All natural gas tendered to Pipeline for Customer's account shall conform to the quality specifications set forth in Section 5 of Pipeline's General Terms and Conditions. Customer agrees that in the event Customer tenders for service hereunder and Pipeline agrees to accept natural gas which does not comply with Pipeline's quality specifications, as expressly provided for in Section 5 of Pipeline's General Terms and Conditions, Customer shall pay all costs associated with processing of such gas as necessary to comply with such quality specifications. Customer shall execute or cause its supplier to execute, if such supplier has retained processing rights to the gas delivered to Customer, the appropriate agreements prior to the commencement of service for the transportation and processing of any liquefiable hydrocarbons and any PVR quantities associated with the processing of gas received by Pipeline at the Point(s) of Receipt under such Customer's service agreement. In addition, subject to the execution of appropriate agreements, Pipeline is willing to transport liquids associated with the gas produced and tendered for transportation hereunder.

                                   ARTICLE VI

                                    ADDRESSES

      Except as herein otherwise provided or as provided in the General Terms and Conditions of Pipeline's FERC Gas Tariff, any notice, request, demand, statement, bill or payment provided for in this Service Agreement, or any notice which any party may desire to give to the other, shall be in writing and shall be considered as duly delivered when mailed by registered, certified, or regular mail to the post office address of the parties hereto, as the case may be, as follows:

                                SERVICE AGREEMENT
                             FOR RATE SCHEDULE FT-1
                                   (Continued)

   (a)  Pipeline:      TEXAS EASTERN TRANSMISSION CORPORATION
                       5400 Westheimer Court
                       Houston, TX 77056-5310

   (b)  Customer:      COLONIAL GAS COMPANY
                       40 MARKET STREET
                       LOWELL, MA 01853

or such other address as either party shall designate by formal written notice.

                                 ARTICLE VII

                                 ASSIGNMENTS

      Any Company which shall succeed by purchase, merger, or consolidation to the properties, substantially as an entirety, of Customer, or of Pipeline, as the case may be, shall be entitled to the rights and shall be subject to the obligations of its predecessor in title under this Service Agreement; and either Customer or Pipeline may assign or pledge this Service Agreement under the provisions of any mortgage, deed of trust, indenture, bank credit agreement, assignment, receivable sale, or similar instrument which it has executed or may execute hereafter; otherwise, neither Customer nor Pipeline shall assign this Service Agreement or any of its rights hereunder unless it first shall have obtained the consent thereto in writing of the other; provided further, however, that neither Customer nor Pipeline shall be released from its obligations hereunder without the consent of the other. In addition, Customer may assign its rights to capacity pursuant to Section 3.14 of the General Terms and Conditions. To the extent Customer so desires, when it releases capacity pursuant to Section
3.14 of the General Terms and Conditions, Customer may require privity between Customer and the Replacement Customer, as further provided in the applicable Capacity Release Umbrella Agreement.

                                  ARTICLE VIII

                                 INTERPRETATION

      The interpretation and performance of this Service Agreement shall be in accordance with the laws of the State of Texas without recourse to the law governing conflict of laws.

      This Service Agreement and the obligations of the parties are subject to all present and future valid laws with respect to the subject matter, State and Federal, and to all valid present and future orders, rules, and regulations of duly constituted authorities having jurisdiction.

                                SERVICE AGREEMENT
                             FOR RATE SCHEDULE FT-1
                                   (Continued)

                                   ARTICLE IX

                        CANCELLATION OF PRIOR CONTRACT(S)

      This Service Agreement supersedes and cancels, as of the effective date of this Service Agreement, the contract(s) between the parties hereto as described below:

            Service Agreement(s) dated, 06/01/93 between Pipeline and Customer under Pipeline's Rate Schedule FT-1 (Pipeline's Contract Nos. 330211 and 330916).

                                SERVICE AGREEMENT
                             FOR RATE SCHEDULE FT-1
                                   (Continued)

      IN WITNESS WHEREOF, the parties hereto have caused this Service Agreement to be signed by their respective Presidents, Vice Presidents or other duly authorized agents and their respective corporate seals to be hereto affixed and attested by their respective Secretaries or Assistant Secretaries, the day and year first above written.


                              TEXAS EASTERN TRANSMISSION CORPORATION


                              By /s/ Robert B. Evans
                                 ---------------------------------------
                                 Vice President


ATTEST:


/s/ Robert W. Reed
-------------------------
    ROBERT W. REED
  CORPORATE SECRETARY


                              COLONIAL GAS COMPANY


                              By /s/ John P. Harrington
                                 ---------------------------------------
                                 John P. Harrington
                                 Vice President - Gas Supply


ATTEST:


/s/ Phyllis G. Semenchuk
-------------------------

                                                               Contract #:800400

                         EXHIBIT A, TRANSPORTATION PATHS
                   FOR BILLING PURPOSES, DATED October 1, 1994
                TO THE SERVICE AGREEMENT UNDER RATE SCHEDULE FT-1
        BETWEEN TEXAS EASTERN TRANSMISSION CORPORATION ("Pipeline"), AND
                       COLONIAL GAS COMPANY ("Customer"),
                              DATED October 1, 1994

(1)   Customer's firm Point(s) of Receipt:

                                            Maximum Daily
                                               Receipt
                                           Obligation (plus
      Point of                                Applicable         Measurement
      Receipt         Description             Shrinkage)       Responsibilities        Owner     Operator
      -------         -----------             ----------       ----------------        -----     --------
1.     72822     CNG, N. Summit Storage        104 dth              TETCO              TETCO     CNG
                 Fayette Co., PA

(2) Customer shall have Pipeline's Master Receipt Point List ("MRPL"). Customer hereby agrees that Pipeline's MRPL as revised and published by Pipeline from time to time is incorporated herein by reference.

Customer hereby agrees to comply with the Receipt Pressure Obligation as set forth in Section 6 of Pipeline's General Terms and Conditions at such Point(s) of Receipt.

                                                     Transportation
               Transportation Path                Path Quantity (Dth/D)
               -------------------                ---------------------
               M2 to M3                                    104


SIGNED FOR IDENTIFICATION


PIPELINE: /s/ Robert B. Evans
          ------------------------------

CUSTOMER: /s/ John P. Harrington
          ------------------------------

SUPERSEDES EXHIBIT A DATED: June 1, 1993
                            ------------

                                                               Contract #:800400

             EXHIBIT B, POINT(S) OF DELIVERY, DATED October 1, 1994
                TO THE SERVICE AGREEMENT UNDER RATE SCHEDULE FT-1
        BETWEEN TEXAS EASTERN TRANSMISSION CORPORATION ("Pipeline"), AND
                       COLONIAL GAS COMPANY ("Customer"),
                              DATED October 1, 1994

                                                    Maximum
                                                    Daily                                    Measurement
     Point of                                       Delivery     Delivery Pressure           Responsi-
     Delivery          Description                  Obligation   Obligation                  bilities        Owner       Operator
     --------          -----------                  ----------   ----------                  --------        -----       --------
                                                      (dth)
1.    70087            ALGONQUIN -                     104       AT ANY PRESSURE             TX EAST TRAN    TX EAST     ALGONQUIN
                       LAMBERTVILLE, NJ                          REQUESTED BY                                TRAN
                       HUNTERDON CO., NJ                         CUSTOMER,
                                                                 PROVIDED, HOWEVER,
                                                                 THE MAXIMUM
                                                                 DELIVERY PRESSURE
                                                                 SHALL NOT EXCEED
                                                                 750 POUNDS PER
                                                                 SQUARE INCH GAUGE

2.    79821            AGT - COLONIAL GAS - FOR          0       N/A                         N/A             N/A         N/A
                       NOMINATION PURPOSES

provided, however, that, until changed by a subsequent agreement between Pipeline and Customer, Pipeline's aggregate maximum daily delivery obligation at the points of delivery described above, including Pipeline's maximum daily delivery obligations under this and all other service agreements existing between Pipeline and Customer, shall in no event exceed the following:

                                                               Contract #:800400

                              COLONIAL GAS COMPANY

                                          Aggregate Maximum
      Point of Delivery                   Daily Delivery Obligation

      No. 1.                              23,644 dth


SIGNED FOR IDENTIFICATION

PIPELINE: /s/ Robert B. Evans
          ------------------------------

CUSTOMER: /s/ John P. Harrington
          ------------------------------

SUPERSEDES EXHIBIT B DATED: June 1, 1993
                            ------------

                                                               Contract #:800400

    EXHIBIT C, ZONE BOUNDARY ENTRY QUANTITY AND ZONE BOUNDARY EXIT QUANTITY, DATED October 1, 1994, TO THE SERVICE AGREEMENT UNDER RATE SCHEDULE FT-1
         BETWEEN TEXAS EASTERN TRANSMISSION CORPORATION "PIPELINE") AND
            COLONIAL GAS COMPANY ("CUSTOMER"), DATED October 1, 1994:

                          ZONE BOUNDARY ENTRY QUANTITY
                                      Dth/D

===============================================================================================
FROM    STX  ETX  WLA  ELA  M1-24  M1-30  M1-TXG  M1-TGC  M2-24  M2-30  M2-TXG  M2-TGC  M2  M3
-----------------------------------------------------------------------------------------------
STX
-----------------------------------------------------------------------------------------------
ETX
-----------------------------------------------------------------------------------------------
WLA
-----------------------------------------------------------------------------------------------
ELA
-----------------------------------------------------------------------------------------------
M1-24
-----------------------------------------------------------------------------------------------
M1-30
-----------------------------------------------------------------------------------------------
M1-TXG
-----------------------------------------------------------------------------------------------
M1-TGC
-----------------------------------------------------------------------------------------------
M2-24
-----------------------------------------------------------------------------------------------
M2-30
-----------------------------------------------------------------------------------------------
M2-TXG
-----------------------------------------------------------------------------------------------
M2-TGC
-----------------------------------------------------------------------------------------------
M2                                                                                          104
-----------------------------------------------------------------------------------------------
M3
===============================================================================================


                                      C-1